LETTER TO SHAREHOLDERS                            ACM Government Securities Fund
================================================================================

August 4, 1997

Dear Shareholder:

The U.S. bond market posted modest gains through the first half of 1997. After trading lower during the first quarter on fears that too-strong growth would ignite inflation, the market rebounded in the second quarter. Data released during the quarter indicated that the economy had slowed from its unsustainable first quarter pace and inflation remained dormant, thus easing investor concerns and pushing the market higher.

Interest rates, which peaked in late spring following the Fed's decision to raise the Fed Funds rate, ended the period lower on all maturities. Among investment-grade bonds, mortgage-backed securities were the best performing, followed by corporates, asset-backed and government securities.

Outside the U.S., low inflation throughout the world helped emerging markets to continue their strong performance. In many developed markets, however, low inflation was offset by improving growth prospects.

  INVESTMENT RESULTS*
  Total returns for the periods ended June 30, 1997.

                                 6 Months         12 Months
                                 --------         ---------
  ACM Government
    Securities Fund                5.07%           22.66%
  Lehman Brothers
    Aggregate Bond Index           3.09             8.15

*   Total returns are based on net asset value.

INVESTMENT STRATEGY
The Fund's outperformance is due primarily to the Fund's U.S. holdings. In particular, the Fund's holdings of mortgage-backed securities performed well as stabilizing interest rates increased investor demand for yield-oriented securities, driving prices higher. The portfolio's modestly longer duration (relative to the benchmark) also contributed positively to performance, as did strong performance in the emerging market debt sector.


ECONOMIC REVIEW
The U.S. economy continued its strong growth in early 1997, led by continued strength in the labor market. The unemployment rate dropped to twenty-year lows and wages continued to climb. In response to the continued economic strength and what were viewed as mounting inflationary pressures, the Federal Reserve Bank raised short-term interest rates in March. Overall, economic growth, which had risen to 3.8% at the end of 1996, further accelerated to 4.9% during the first quarter of 1997.

In Germany and France, deteriorating fiscal conditions increased the probability of a broader, more inclusive European Monetary Union and heightened concerns that the new Euro currency will be weaker than the German deutschmark. Throughout Europe, stronger growth reduced hopes of further monetary easing.

In Canada, strong growth and currency weakness prompted official interest rate increases late in the period under review. Meanwhile, the central banks in Australia and New Zealand lowered interest rates as inflation fell.

The emerging market economies, benefiting from generally stable or falling worldwide interest rates, moved into their second year of healthy growth and low inflation. With sustained strength in export markets, the benefits of reform have begun to

                                                  ACM Government Securities Fund
================================================================================

penetrate deeper into the emerging market economies. Declining unemployment has relieved some political pressures and strengthened commitment to the ongoing process of reform and revitalization.


INVESTMENT OUTLOOK
We expect economic activity to accelerate somewhat in the third quarter. Consumer confidence has reached new highs, real income is growing solidly and the labor market remains strong, with unemployment at 5.0%. We expect this re-acceleration to be moderate, with economic growth averaging 3.0% to 3.5% for 1997. With multi-quarter growth trending above the level historically considered to be non-inflationary, Federal Reserve policymakers will continue to closely monitor inflationary pressures with a bias towards increasing rates at the first sign of economic overheating.

Outside of the U.S., we expect inflation to be restrained and growth to remain positive. Despite the occasional comment about postponing European Monetary Union, we believe it will proceed and the historically weaker markets, particularly Spain and Italy, will outperform Germany and the other stronger countries. While general conditions in Japan are improving, the recovery is uneven, with large multinational corporations faring much better than those businesses that depend on the domestic market; we do not foresee changes in Japanese monetary policy this year. Canada has already embarked on what will likely be a series of official rate increases. Given our expectations for relatively stable growth, inflation and monetary policy worldwide, the developing markets should provide investment opportunities as the process of reform and integration continues. However, the generic risk premiums for these countries are more rationally aligned with economic fundamentals than they have been for some time and caution is warranted. We believe that country selection will be more critical than in the last several quarters.

Thank you for your continued interest and investment in ACM Government Securities Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
June 30, 1997 (unaudited)                         ACM Government Securities Fund
================================================================================

                                                   Principal
                                                    Amount
                                                     (000)       U.S. $ Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT
  OBLIGATIONS-92.1%
U.S. TREASURY BONDS-63.3%
  Zero coupon, 5/15/09....................... US$   15,440    $    6,976,101
  Zero coupon, 2/15/10.......................       20,080         8,601,067
  Zero coupon, 5/15/10.......................      235,760        99,132,365
  Zero coupon, 2/15/11.......................       57,500        22,878,675
  6.50%, 11/15/26 (a)........................       29,000        27,812,740
  6.75%, 8/15/26 (a).........................       81,650        80,808,188
  12.375%, 5/15/04 (a).......................       29,320        38,734,359
  12.50%, 8/15/14 (a)........................       20,300        29,850,541
  14.00%, 11/15/11 (a).......................      117,840       177,588,415
                                                              --------------
                                                                 492,382,451
                                                              --------------

U.S. TREASURY NOTES-28.8%
  6.25%, 10/31/01 (a)........................       15,000        14,929,650
  6.25%, 2/15/07 (a).........................      114,000       111,542,160
  6.625%, 3/31/02 (a)........................       74,600        75,275,876
  6.625%, 5/15/07 (a)........................       21,700        21,879,676
                                                              --------------
                                                                 223,627,362
                                                              --------------
Total U.S. Government
  Obligations
  (cost $725,144,193)........................                    716,009,813
                                                              --------------

SOVEREIGN DEBT
  RELATED-21.6%
Morgan Guaranty Trust Co.
  Indexed Note
  Linked to Russian US$
  Vneshekonombank
  Loan Assignment
  14.00%, 8/15/97 (g)
  (cost $166,228,125)........................      166,228       168,023,389
                                                              --------------

SOVEREIGN DEBT
  OBLIGATIONS-14.5%
ARGENTINA-1.9%
Republic of Argentina
  Bocon Provisional
  Series 1 FRN
  3.356%, 4/01/07 (b)........................ ARS   18,563        14,432,085
                                                              --------------

                                                 Contracts or
                                                   Principal
                                                    Amount
                                                     (000)       U.S. $ Value
--------------------------------------------------------------------------------
BRAZIL-3.0%
Republic of Brazil
  C-Bonds
  8.00%, 4/15/14 (c)......................... US$   29,249      $ 23,517,996
                                                              --------------

PANAMA-2.2%
Republic of Panama
  PDI
  6.5625%, 7/17/16 (d)(e)....................       19,521        17,165,976
                                                              --------------

PERU-5.5%
Republic of Peru
  FLIRB
  3.25%, 3/07/17 (e)(f)......................       71,200        42,542,000
                                                              --------------

RUSSIA-1.9%
Government of Russia
  Ministry of Finance
    10.00%, 6/26/07 (f)...................... US$   14,800        14,755,600
                                                              --------------

Total Sovereign Debt Obligations
  (cost $110,354,642)........................                     112,413,657
                                                              ---------------


LOAN PARTICIPATIONS &
  ASSIGNMENTS-2.0%
MOROCCO-2.0%
Kingdom of Morocco
  Loan Participation FRN
  6.8125%, 1/01/09
  (cost $15,119,890).........................       17,050        15,632,719
                                                              --------------


CALL OPTION
  PURCHASED-0.1%
GBP- vs.- DEM Spread Option
  expiring 7/16/97 @ DEM 1.44 (h)
  (cost $808,500)............................          735           308,700
                                                              --------------

TOTAL INVESTMENTS-130.3%
  (cost $1,017,655,350)......                                  1,012,388,278
Other assets less
  liabilities-(30.3%)........                                   (235,132,125)
                                                              --------------

NET ASSETS-100%                                               $  777,256,153
                                                              ==============

PORTFOLIO OF INVESTMENTS (unaudited)(cont.)       ACM Government Securities Fund
================================================================================

(a) Securities, or portion thereof, have been segregated to collateralize a when-issued security whose settlement date has yet to be determined. Total value of segregated securities amounted to $578,421,605 at June 30, 1997.
(b)  All interest is paid-in-kind.
(c)  Coupon consists of 4.50% cash payment and 3.50% paid-in-kind.
(d)  Coupon consists of 4.00% cash payment and 2.5625% paid-in-kind.
(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 1997.
(f) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, these securities amounted to $57,297,600 or 7.4% of net assets.
(g) Principal amount represents par value at purchase date. The redemption value of this security is linked to the change in the bid price of the referenced emerging market debt.
(h)  Non-income producing security.

     Glossary of Terms:
     FLIRB--Front loaded interest reduction bond.
     FRN--Floating rate notes. Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect at June 30, 1997.
     PDI--Past due interest bond.

     See notes to financial statements.


STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)                                                                         ACM Government Securities Fund
================================================================================================================================

ASSETS
  Investments in securities, at value (cost $1,017,655,350).................................................      $1,012,388,278
  Cash......................................................................................................               7,905
  Receivable for investment securities sold.................................................................          81,828,799
  Interest receivable.......................................................................................          13,053,945
  Prepaid expenses..........................................................................................              69,872
                                                                                                                  --------------
  Total assets..............................................................................................       1,107,348,799
                                                                                                                  --------------

LIABILITIES
  Loan payable..............................................................................................         110,000,000
  Payable for investment securities purchased...............................................................         217,184,449
  Loan interest payable.....................................................................................           1,959,528
  Advisory fee payable......................................................................................             504,537
  Administrative fee payable................................................................................             110,333
  Accrued expenses .........................................................................................             333,799
                                                                                                                  --------------
  Total liabilities.........................................................................................         330,092,646
                                                                                                                  --------------

NET ASSETS..................................................................................................      $  777,256,153
                                                                                                                  ==============

COMPOSITION OF NET ASSETS
  Capital stock, at par.....................................................................................           $ 778,507
  Additional paid-in capital................................................................................         833,998,021
  Undistributed net investment income.......................................................................           7,706,779
  Accumulated net realized loss on investments and foreign currency transactions ...........................         (60,054,547)
  Net unrealized depreciation of investments and foreign currency denominated assets and liabilities........          (5,172,607)
                                                                                                                  --------------
                                                                                                                  $  777,256,153
                                                                                                                  ==============

NET ASSET VALUE PER SHARE (based on 77,850,706 shares outstanding)..........................................               $9.98
                                                                                                                           =====
-----------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.


STATEMENT OF OPERATIONS
Six Months Ended June 30, 1997 (unaudited)                                                          ACM Government Securities Fund
==================================================================================================================================
INVESTMENT INCOME
    Interest......................................................................................                     $42,412,582

EXPENSES
    Advisory fee..................................................................................      $3,061,975
    Administrative fee............................................................................         649,017
    Custodian.....................................................................................         124,509
    Transfer agency...............................................................................         117,623
    Reports and notices to shareholders...........................................................          75,245
    Audit and legal...............................................................................          69,608
    Registration fee..............................................................................          29,312
    Taxes.........................................................................................          21,296
    Directors' fees...............................................................................          15,928
    Miscellaneous.................................................................................          19,406
                                                                                                        ----------
    Total expenses before interest................................................................       4,183,919
    Interest expense..............................................................................       3,374,632
                                                                                                        ----------
    Total expenses................................................................................                       7,558,551
                                                                                                                       -----------
    Net investment income.........................................................................                      34,854,031
                                                                                                                       -----------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
    Net realized gain on investment transactions..................................................                      34,101,123
    Net realized gain on foreign currency transactions............................................                       1,023,786
    Net change in unrealized appreciation of:
      Investments.................................................................................                     (32,035,149)
      Foreign currency denominated assets and liabilities.........................................                      (1,370,617)
                                                                                                                       -----------

    Net realized and unrealized gain on investments and foreign
      currency transactions.......................................................................                       1,719,143
                                                                                                                       -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................................................                     $36,573,174
                                                                                                                       ===========


STATEMENT OF CHANGES IN NET ASSETS
===================================================================================================================================
                                                                                          Six Months Ended
                                                                                            June 30, 1997           Year Ended
                                                                                             (unaudited)         December 31, 1996
                                                                                         ------------------     -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income............................................................       $ 34,854,031           $ 71,775,938
    Net realized gain on investments and foreign currency transactions...............         35,124,909             25,544,552
    Net change in unrealized appreciation (depreciation) of investments
      and foreign currency denominated assets and liabilities........................        (33,405,766)            17,533,931
                                                                                            ------------           ------------
    Net increase in net assets from operations.......................................         36,573,174            114,854,421
DIVIDENDS TO SHAREHOLDERS
    Dividends from net investment income.............................................        (30,361,252)           (71,775,938)
    Dividends in excess of net investment income.....................................            -0-                 (1,402,636)
                                                                                            ------------           ------------
    Total increase...................................................................          6,211,922             41,675,847

NET ASSETS
    Beginning of year................................................................        771,044,231            729,368,384
                                                                                            ------------           ------------
    End of period (including undistributed net investment income of $7,706,779
      and $3,214,000, respectively)..................................................       $777,256,153           $771,044,231
                                                                                            ============           ============

------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended June 30, 1997 (unaudited)        ACM Government Securities Fund
================================================================================

INCREASE (DECREASE) IN CASH FROM OPERATING ACTIVITIES:
    Interest received........................................................................   $    41,586,614
    Interest paid............................................................................        (3,433,986)
    Operating expenses paid..................................................................        (4,259,363)
                                                                                                ---------------
    Net increase in cash from operating activities...........................................                         $33,893,265

INVESTING ACTIVITIES:
    Purchases of long-term investments.......................................................    (1,455,108,094)
    Proceeds from disposition of long-term investments.......................................     1,470,617,742
    Purchases of short-term investments-- net................................................       (14,584,796)
                                                                                                ---------------
    Net increase in cash from investing activities...........................................                             924,852

FINANCING ACTIVITIES*:
    Cash dividends paid......................................................................                         (35,032,294)
                                                                                                                     ------------
    Net decrease in cash.....................................................................                            (214,177)
    Cash at beginning of year................................................................                             222,082
                                                                                                                     ------------
    Cash at end of period....................................................................                        $      7,905
                                                                                                                     ============

-----------------------------------------------------------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
OPERATIONS TO NET INCREASE IN CASH FROM OPERATING
ACTIVITIES:
    Net increase in net assets from operations...............................................                        $ 36,573,174

ADJUSTMENTS:
    Decrease in interest receivable..........................................................       $ 4,734,723
    Accretion of bond discount...............................................................        (5,560,691)
    Decrease in accrued expenses.............................................................          (134,798)
    Net gain on investments..................................................................        (1,719,143)
                                                                                                    -----------
    Total adjustments........................................................................                          (2,679,909)
                                                                                                                     ------------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES...............................................                        $ 33,893,265
                                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------------------------

* Non-cash financing activities not included herein consist of reinvestment of dividends.

    See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited)                         ACM Government Securities Fund
================================================================================

NOTE A: Significant Accounting Policies
ACM Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. The U.S. dollar value of forward exchange currency contracts is determined using forward currency exchange rates supplied by a quotation service. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith at fair value using methods determined by the Board of Directors. Readily marketable fixed income securities are valued on the basis of prices provided by a pricing service when such prices are believed by Alliance Capital Management L.P. (the "Adviser") to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, provisions for federal income or excise taxes are not required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued. Net realized gain on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holdings of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized depreciation of investments and foreign currency denominated assets and liabilities.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for the year.

                                                  ACM Government Securities Fund
================================================================================

NOTE B: Advisory and Administrative Fees
Under the terms of an Investment Advisory Agreement, the Fund pays its Adviser a monthly advisory fee in an amount equal to the sum of the 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended June 30, 1997, there was no reimbursement paid to AFS.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $463,849,314 and $540,679,483, respectively, for the six months ended June 30, 1997. There were purchases of $908,998,230 and sales of $978,344,110 of U.S. government and government agency obligations during the six months ended June 30, 1997.

At June 30, 1997, the cost of investments for federal income tax purposes was $1,027,194,986. Accordingly, gross unrealized appreciation of investments was $4,807,609 and gross unrealized depreciation was $19,614,317, resulting in net unrealized depreciation of $14,806,708 (excluding foreign currency transactions) on a federal income tax basis. At December 31, 1996, the Fund had a capital loss carryforward of $83,140,211 of which $44,510,300 expires in the year 2002 and $38,629,911 expires in the year 2003.

1. Forward Exchange Currency Contracts
The Fund enters into forward exchange currency contracts for investment purposes and in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are reflected for financial reporting purposes as a component of net unrealized depreciation of investments and foreign currency denominated assets and liabilities.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

NOTES TO FINANCIAL STATEMENTS (cont.)             ACM Government Securities Fund
================================================================================

At June 30, 1997, the Fund had no forward exchange currency contracts outstanding.

2. Option Transactions
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the six months ended June 30, 1997, the Fund did not have any written option transactions.

3. Interest Rate Swap Agreements
The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net change in unrealized appreciation of investments.

At June 30, 1997, the Fund had no interest rate swap contracts outstanding.

                                                  ACM Government Securities Fund
================================================================================

NOTE D: Capital Stock

There are 300,000,000 shares of $0.01 par value common stock authorized, of which 77,850,706 shares were outstanding at June 30, 1997. During the six months ended June 30, 1997 and the year ended December 31, 1996, the Fund did not issue shares in connection with the dividend reinvestment plan.

--------------------------------------------------------------------------------

NOTE E: Bank Borrowing
The Fund has a Revolving Credit Agreement with Morgan Guaranty Trust Company of New York ("Morgan Guaranty"). The maximum credit available is $110,000,000 and such amount was outstanding for the entire six months ended June 30, 1997.

The renewable credit facility of $110,000,000 will expire on September 12, 1997 and requires no collateralization. The facility may be renewed by the Fund annually for an additional one-year term.

Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The weighted average interest rate for the six months ended June 30, 1997 was 6.19%. The interest rate at June 30, 1997 was 6.05%. The Fund is obligated to pay Morgan Guaranty a commitment fee computed at the rate of .075 of 1% per annum on the average daily unused portion of the revolving credit.

FINANCIAL HIGHLIGHTS                             ACM Government Securities Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                     Six Months
                                                        Ended                            Year Ended December 31,
                                                    June 30, 1997     ----------------------------------------------------------
                                                     (unaudited)       1996         1995         1994        1993         1992
                                                    -------------     ------       ------       ------      -------      -------
Net asset value, beginning of year ................     $ 9.90        $ 9.37       $ 8.13       $10.88      $ 10.47      $ 10.55
                                                        ------        ------       ------       ------      -------      -------
Income From Investment Operations
---------------------------------
Net investment income..............................        .45           .92          .98(a)       .90(a)      1.13(a)      1.03(a)
Net realized and unrealized gain (loss)
  on investments, options written
  and foreign currency transactions ...............        .02           .55         1.21        (2.65)        1.26         (.07)
                                                        ------        ------       ------       ------      -------      -------
Net increase (decrease) in net asset value
  from operations..................................        .47          1.47         2.19        (1.75)        2.39          .96
                                                        ------        ------       ------       ------      -------      -------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income...............       (.39)         (.92)        (.95)        (.78)       (1.13)       (1.04)
Dividends in excess of net investment income.......        -0-          (.02)         -0-          -0-          -0-          -0-
Distributions from net realized gains..............        -0-           -0-          -0-          -0-         (.62)         -0-
Tax return of capital distribution ................        -0-           -0-          -0-         (.22)         -0-          -0-
                                                        ------        ------       ------       ------      -------      -------
Total dividends and distributions..................       (.39)         (.94)        (.95)       (1.00)       (1.75)       (1.04)
                                                        ------        ------       ------       ------      -------      -------
Capital Share Transactions
--------------------------
Dilutive effect of rights offering.................        -0-           -0-          -0-          -0-         (.22)         -0-
Offering costs charged to additional
  paid-in capital..................................        -0-           -0-          -0-          -0-         (.01)         -0-
                                                        ------        ------       ------       ------      -------      -------
Total capital share transactions...................        -0-           -0-          -0-          -0-         (.23)         -0-
                                                        ------        ------       ------       ------      -------      -------
Net asset value, end of period.....................     $ 9.98        $ 9.90       $ 9.37       $ 8.13      $ 10.88      $ 10.47
                                                        ======        ======       ======       ======      =======      =======
Market value, end of period........................     $ 9.75        $8.875       $ 8.25       $8.125      $11.875      $10.625
                                                        ======        ======       ======       ======      =======      =======
Total Investment Return
-----------------------
Total investment return based on: (b)
  Market value.....................................      14.50%        19.50%       13.93%      (23.69)%      30.25%       10.39%
  Net asset value..................................       5.07%        17.29%       29.28%      (16.66)%      21.10%        9.56%
Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)..........   $777,256      $771,044     $729,368     $630,520     $829,712     $707,998
Ratio of expenses to average net assets............       2.00%(c)      2.10%        2.03%        1.52%        1.43%        1.52%
Ratio of expenses to average net assets
  excluding interest expense (d)...................       1.11%(c)      1.16%        1.29%        1.14%        1.16%        1.16%
Ratio of net investment income to
  average net assets ..............................       9.24%(c)      9.96%       11.55%        9.83%        9.83%        9.83%
Portfolio turnover rate............................        152%          364%         393%         319%         443%         497%

--------------------------------------------------------------------------------
(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Net of interest expense of .89%, .94%, .74%, .38%, .27% and .36%, respectively, on loan agreements (see Note E).

ADDITIONAL INFORMATION                            ACM Government Securities Fund
================================================================================

[Supplemental Proxy Information]

The Annual Meeting of Shareholders of the ACM Government Securities Fund was held on Thursday, July 10, 1997. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                                       Shares             Shares Voted
                                                                                      Voted For         Without Authority
----------------------------------------------------------------------------------------------------------------------------------
1. To elect directors:             Class Three Directors
                                   (term expires in 2000)
                                   Ruth Block                                         70,140,072            1,017,984
                                   John D. Carifa                                     70,169,069              988,987
                                   Robert C. White                                    70,117,141            1,040,915

                                   Class One Director
                                   (term expires in 1998)
                                   Donald J. Robinson                                 70,216,639              941,417

                                                                  Shares                Shares            Shares Voted
                                                                 Voted For           Voted Against           Abstain
----------------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
   as the Fund's independent auditors for the
   fiscal year ending December 31, 1997:                         70,133,963              268,060             756,033

                                                  ACM Government Securities Fund
================================================================================

[BOARD OF DIRECTORS]
John D. Carifa, Chairman                         Clifford L. Michel (1)
Ruth Block (1)                                   Dr. James M. Hester (1)
David H. Dievler (1)                             Robert C. White (1)
James R. Greene (1)

[OFFICERS]
Wayne D. Lyski, President                        Edmund P. Bergan, Jr., Secretary
Kathleen A. Corbet, Senior Vice President        Mark D. Gersten, Treasurer & Chief Financial Officer
Paul J. DeNoon, Vice President                   Joseph J. Mantineo, Controller
Christian G. Wilson, Vice President

ADMINISTRATOR                                    INDEPENDENT AUDITORS
Mitchell Hutchins Asset Management Inc.          Ernst & Young LLP
1285 Avenue of the Americas                      787 Seventh Avenue
New York, NY 10019                               New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT,                LEGAL COUNSEL
TRANSFER AGENT AND REGISTRAR                     Seward & Kissel
State Street Bank and Trust Company              One Battery Park Plaza
225 Franklin Street                              New York, NY 10004
Boston, MA 02110

--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to shareholders of ACM Government Securities Fund, for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1) Member of Audit Committee

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

ACM Government Securities Fund
Summary of General Information

The Fund
ACM Government Securities Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by stable foreign governments. Additionally, the Fund may utilize other investment techniques, including options and futures. The investment adviser of the Fund is Alliance Capital Management L.P.

Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers under the designation "ACMSc". The Fund's NYSE trading symbol is "GSF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Additional information about the Fund is available by calling 1-800-221-5672.

Dividend Reinvestment Plan
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.

If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

ACM Government Securities Fund
1345 Avenue of the Americas
New York, New York 10105

[LOGO OF ALLIANCE CAPITAL APPEARS HERE]

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

SECSR





                                       ACM
                              --------------------
                                   Government
                              --------------------
                                   Securities
                              --------------------
                                      Fund
                              --------------------



                                        Semi-Annual
                                        Report
                                        June 30, 1997





                                        ALLIANCE"